May 21,2008

Supplement

SUPPLEMENT DATED MAY 21, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 31, 2007

The second, third, fourth and fifth paragraphs of the section of the Prospectus titled ‘‘The Fund — Fund Management’’ are hereby deleted and replaced with the following:

The Fund is managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management and the execution of the overall strategy of the Fund’s portfolio is Steven K. Kreider, a Managing Director of the Investment Adviser.

Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Fund in June 2007.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

HYLSPT

May 21, 2008

Supplement

SUPPLEMENT DATED MAY 21, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 31, 2007

The section of the Fund’s Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — G. Fund Management’’ is hereby revised to delete all references to Henry Choi.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.